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                                                                   EXHIBIT 10.33

         Schedule of Documents Substantially Similar to Exhibit 10.32

         1. Loan Agreement between the City of Florence, Kentucky and Jameson Inns, Inc. dated as of December 1, 1999, relating to the issuance of $2,520,000 of Adjustable Rate Economic Development Revenue Refunding Bonds; Trust Indenture; Escrow Deposit Agreement; Irrevocable Letter of Credit; Reimbursement Agreement; Mortgage; Assignment of Rents and Security Agreement; Assignment of Leases and Rents; Assignment and Subordination of Master Lease; Environmental Indemnity Agreement; Agreement with respect to Pledged Bonds; Bond Purchase Agreement; Remarketing Agreement

         2. Loan Agreement between the City of Terre Haute, Indiana and Jameson Inns, Inc. dated as of December 1, 1999, relating to the issuance of $3,740,000 of Adjustable Rate Economic Development Refunding Bonds; Trust Indenture; Escrow Deposit Agreement; Irrevocable Letter of Credit; Reimbursement Agreement; Mortgage; Assignment of Rents and Security Agreement Assignment of Leases and Rents; Assignment and Subordination of Master Lease; Environmental Indemnity Agreement; Agreement with respect to Pledged Bonds; Bond Purchase Agreement; Remarketing Agreement

         3. Loan Agreement between County of Jefferson, Kentucky and Jameson Inns, Inc. dated as of December 1, 1999, relating to the issuance of $2,550,000 of Adjustable Rate Economic Development Refunding Bonds; Trust Indenture; Escrow Deposit Agreement; Irrevocable Letter of Credit; Reimbursement Agreement; Mortgage; Assignment of Rents and Security Agreement; Assignment of Leases and Rents; Assignment and Subordination of Master Lease; Environmental Indemnity Agreement; Agreement with respect to Pledged Bonds; Bond Purchase Agreement; Remarketing Agreement

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